UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 13, 2011

SOLEIL CAPITAL L.P.
(Exact name of registrant as specified in its charter)

DELAWARE	333-137624	45-1740641
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

725 W. 50th St. Miami Beach, FL 33140		33140
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (305) 537-6607

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5.06 - Change in Shell Company Status.

Soleil Capital L.P., (the "Company") has reorganized its operations and has ceased to be a shell company, as defined in Rule 12b-2. The Company has previously reported the disclosure required by this section on Form 10, file number 000-54435, as filed on June 13, 2011. Reference is made to that filing and the disclosure therein is incorporated by reference hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Soleil Capital L.P.
Date:	June 13, 2011
		By:	Soleil Capital Management LLC, its general partner

/s/Adam Laufer
		Name:	Adam Laufer
		Title:	President & CEO